to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.


SECTION 6.06 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Loan Parties against any and all of the obligations of the Loan Parties now or hereafter existing under any Loan Document, irrespective of whether or not the Bank shall have made any demand under such Loan Document and although such obligations may be unmatured. The Bank agrees promptly to notify the Loan Parties after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.


SECTION 6.07. BINDING EFFECT; GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of Nebraska.



        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.





                                          DATA DOCUMENTS, INC., a Nebraska
                                          corporation




                                          By:____________________________
                                          Title:_________________________





                                          FIRST BANK NATIONAL ASSOCIATION



                                          By:____________________________
                                          Title:_________________________

                                                                 EXHIBIT 10.34


                             INTERCREDITOR AGREEMENT


        THIS INTERCREDITOR AGREEMENT (this "Agreement") is made and entered into as of this 31st day of January, 1997, by and among BANK OF NEW YORK (together with any successors pursuant to the terms of the Indenture referred to below, the "Trustee"), as trustee for the holders of the Senior Secured Notes (as defined below) (together with their successors and assigns and any other holder of Note Indebtedness (as defined below), the "Noteholders"), and FIRST BANK NATIONAL ASSOCIATION, a National banking association (together with its successors and assigns and any other holder of any First Bank Indebtedness (as defined below), "First Bank").


                                 R E C I T A L S


        I. DDI and First Bank propose to enter into that certain Loan Agreement, dated as of January 31, 1997 (the "Financing Agreement"), pursuant to which First Bank granted DDI a maximum credit line of Twenty Million Dollars ($20,000,000), payment of which is guaranteed by PBF Washington, Inc., a Washington corporation ("PBF), Cal Emblem Labels, Inc., a California corporation ("Emblem") and Data Documents Incorporated, a Delaware corporation ("Incorporated"), by virtue of Commercial Guaranty Agreements dated January 31, 1997 (collectively the "Guaranty Agreements") with DDI's, PBF's, Emblem's and Incorporated's obligations and liabilities to First Bank being secured by a first priority security interest in, among other things, all of DDI's, PBF's, Emblem's and Incorporated's accounts, and the proceeds thereof and all of DDI's, PBF's, Emblem's and Incorporated's inventory by virtue of Commercial Security Agreements each dated December 15, 1996 between each of DDI, PBF, Emblem and Incorporated with First Bank (collectively the "Security Agreements")(the Financing Agreement, the Guaranty Agreements and the Security Agreements and the documents ancillary thereto are collectively referred to herein as the "Facility Documents").


        II. DDI has issued thirteen and one-half percent (13-1/2%) senior secured notes of DDI in the aggregate principal amount of Eighty-Five Million Dollars ($85,000,000), due 2002 (the "Senior Secured Notes"), pursuant to the terms of that certain Indenture, dated as of November 28, 1994, between Data and Trustee (the "Indenture" and together with the Senior Secured Notes and the documents ancillary thereto are collectively referred to herein as the "Note Documents").

         III. Pursuant to the terms of the Note Documents, the Senior Secured Notes are secured by a security interest in substantially all of the assets of DDI and PBF (including accounts, contract rights, deposit accounts, real estate, fixed assets, inventory, intellectual property rights and other intangible assets), and all proceeds of the foregoing, then in existence or thereafter acquired.

         IV. First Bank's obligation to lend to DDI is conditioned upon First Bank and the Trustee entering into this Agreement to define the relative rights of First Bank and the Trustee in the Collateral (as defined below) with respect to one another.

                                A G R E E M E N T


        NOW, THEREFORE, the parties hereto agree as follows:


        A.     Certain Definitions.

               1. Accounts. The term "Accounts" shall mean any and all accounts of Borrower, and in any event includes all accounts, contract rights, rights to payment and other obligations of any sale or lease of merchandise, goods or commodities, including, but not limited to, reclaimed or returned goods or merchandise, or the rendering of services or arising from any other transaction, however evidenced (including, without limitation, chattel paper, documents and instruments (as such terms are defined in the Uniform Commercial Code), but only if and to the extent that they evidence such accounts, contract rights, rights to payment and other obligations described above), and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

               2. Borrower, Guarantors and Loan Parties. The term "Borrower" shall mean DDI. The term "Guarantors" shall mean, collectively, Emblem, PBF and Incorporated. The term "Loan Parties" shall mean, collectively, Borrower and the Guarantors.

               3. Collateral. The term "Collateral" shall mean the First Bank Primary Collateral and the Noteholders' Primary Collateral.

               4. First Bank Indebtedness. The term "First Bank Indebtedness" shall mean the sum of Twenty Million Dollars ($20,000,000) or such other principal amount as is advanced and outstanding under the Facility Documents and all other obligations of the Loan Parties to First Bank, whether arising under the Facility Documents or otherwise, including, without limitation, all interest and all fees, expenses and other amounts owing to First Bank under the Facility Documents or otherwise (including any interest thereon), whether presently existing or outstanding or arising in the future.

               5. First Bank Primary Collateral. The term "First Bank Primary Collateral" shall mean the Accounts of Borrower and the Guarantors and the proceeds thereof, including without limitation proceeds in one or more lock boxes or deposit accounts held at First Bank or elsewhere, but specifically excluding the Post-Event Accounts.

               6. Indebtedness. The term "Indebtedness" shall mean the First Bank Indebtedness and the Note Indebtedness.

               7. Inventory. The term "Inventory" shall mean all of the Loan Parties' raw materials, work in process, finished goods, and all other inventory of whatsoever kind and nature, wherever located, whether now owned or hereafter existing or acquired by Borrower, including without limitation, all wrapping, packaging, advertising, shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of the Loan Parties' right, title and interest therein and thereto.

               8. Liquidating, Event. The term "Liquidating Event" shall have the meaning set forth in Section F.1 herein.

               9. Note Indebtedness. The term "Note Indebtedness" shall mean the sum of Eighty-Five Million Dollars ($85,000,000) or such lesser principal amount as is advanced and outstanding under the Note Documents and all other obligations of the Loan Parties to the Noteholders, whether arising under the Note Documents or otherwise, including, without limitation, all interest and all fees, expenses and other amounts owing to the Noteholders under the Note Documents or otherwise (including any interest thereon), whether presently existing or outstanding or arising in the future.

               10. Noteholders' Primary Collateral. The term "Noteholders' Primary Collateral" shall mean all collateral in which the Trustee, for an on behalf of the Noteholders, has a security interest, other than the First Bank Primary Collateral.

               11. Post-Event Accounts. The term "Post-Event Accounts" shall have the meaning set forth in Section F.1(b) herein.

               12. Post-Event Accounts Database. The term "Post-Event Accounts Database" shall have the meaning set forth in Section F.1(b) herein.

        B. Relative Priorities of Parties. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holders of the First Bank Indebtedness and the Note Indebtedness and none of such provisions shall impair, as between the Loan Parties, on the one hand, and the holders of the First Bank Indebtedness or the Note Indebtedness, on the other hand, the obligations of the Loan Parties, which are unconditional and absolute, to pay to such holders of the First Bank Indebtedness and the Note Indebtedness in accordance with the terms thereof, nor shall any such provisions prevent any holder of any of the First Bank Indebtedness or the Note Indebtedness from exercising all remedies otherwise permitted by applicable law or under the terms of such First Bank Indebtedness or Note Indebtedness upon a default thereunder, subject to the rights, if any, of the holders of the First Bank Indebtedness and the Note Indebtedness under the provisions of this Agreement.

        C. Requirement of Notice. To the extent that either the Trustee or First Bank desire to declare a Liquidating Event as provided in Section F herein, each of the Trustee and First Bank agrees to notify the other and the Loan Parties promptly upon the occurrence of such Liquidating Event.

        D.     Junior Security.

               1. First Banks' Junior Security. First Bank hereby confirms that, regardless of the relative times of attachment or perfection thereof or the order of filing of financing statements, mortgages or other security documents, or anything in the Facility Documents to the contrary, any security interests and liens granted or that may be granted from time to time by Loan Parties to the Trustee for and on behalf of the Noteholders in the Noteholders' Primary Collateral, shall in all respects be first and senior security interests and liens, superior to any security interests and liens in the Noteholders' Primary Collateral granted or to be granted to First Bank pursuant to the Facility Documents or otherwise. The Trustee on behalf of the Noteholders may proceed to foreclose on the Noteholders' security interests and liens in the Noteholders' Primary Collateral in any manner (including, but not limited to the collection and compromise thereof) which the Trustee may choose, even though a higher price or recovery might have been realized if the Trustee had proceeded to foreclose on the Noteholders' security interests in the Noteholders' Primary Collateral in another manner.

               2. Noteholders' Junior Security. The Trustee, on behalf of the Noteholders, hereby confirms that, regardless of the relative times of attachment or perfection thereof or the order of filing of financing statements, mortgages or other security documents, or anything in the Note Documents to the contrary, any security interests and liens granted or that may be granted from time to time by the Loan Parties to First Bank with respect to the First Bank Primary Collateral, shall in all respects be first and senior security interests and liens, superior to any security interests and liens in the First Bank Primary Collateral granted or to be granted to the Noteholders pursuant to the Note Documents or otherwise. Except as otherwise provided herein, First Bank may proceed to foreclose on its security interest and lien in the First Bank Primary Collateral in any manner (including, but not limited to the collection and compromise thereof) which First Bank may choose, subject to the provisions of Section F hereof, even though a higher price might have been realized if such party had proceeded to foreclose on its security interests in another manner.

        E.     Limitation on Exercise of Remedies.

               1. First Banks' Remedies. Notwithstanding any provision of the Facility Documents to the contrary, First Bank will not, without the prior written consent of the Trustee, take any action to exercise or enforce any remedy that it may have with respect to the Inventory, the Post-Event Accounts or any other Noteholders' Primary Collateral, including, without limitation, notifying account debtors or instituting any proceedings or action to realize on such Collateral, provided, however, First Bank shall, upon written consent of Trustee, notify all account debtors with respect to the Post-Event Accounts.

               2. Noteholders' Remedies. Notwithstanding any provision of the Noteholders Documents to the contrary, the Trustee will not, without the prior written consent of First Bank, take any action to enforce any remedy that it may have with respect to the Accounts or the Post-Event Accounts, including, without limitation, notifying account debtors or instituting any proceedings or action to realize on such Collateral.

        F.     Liquidating Event: Post-Event Receivables Database.

               1. Liquidating Event. The occurrence of (a) an Event of Default under the Facility Documents which results in the maturity of the First Bank Indebtedness being accelerated (whether by declaration or otherwise) or (b) an Event of Default under the Note Documents (i) which results in the maturity of the Note Indebtedness being accelerated (whether by declaration or otherwise);
(ii) which Event of Default is an Event of Default pursuant to clause (2), (5) (if the Indebtedness referred to in such clause (5) is secured by Accounts and the default with respect to such Indebtedness either (x) arises from the failure to pay principal thereunder or (y) has resulted in acceleration of such Indebtedness), (8) or (9) of Section 6.1 of the Indenture; or (iii) such Event of Default is and Event of Default pursuant to clause (1) or (5) (if the Indebtedness referred to in such clause (5) is secured by Accounts and the default with respect to such Indebtedness arises solely from the failure to pay interest thereunder) of Section 6.1 of the Indenture and the Trustee, pursuant to the Indenture, has prohibited any release or disposition of Collateral otherwise permitted by clauses (a) or (b) of Section 10.4 of the Indenture, shall be a "Liquidating Event" hereunder. Upon delivery by First Bank (if the Liquidating Event is described in clause (a) above) or the Trustee (if the Liquidating Event is described in clause (b) above) of a notice to the Loan Parties of a Liquidating Event pursuant to Section C above, and unless an Event of Default described in clause (8) or (9) of Section 6.1 of the Indenture shall have occurred, the Loan Parties may continue to sell Inventory but only on the following terms and conditions:

                (a) The Inventory shall be sold at a price equal to at least its book value (determined in accordance with GAAP), or as otherwise agreed by the parties hereto, and otherwise in the ordinary course of the Loan Parties' business;

                (b) The Loan Parties shall have established a separate database (the "Post-Event Accounts Database") and shall maintain in the Post-Event Accounts Database all books and records relating to Accounts arising from the sale of Inventory after the occurrence of a Liquidating Event (the "Post-Event Accounts"), and the Loan Parties shall provide to First Bank and the Trustee on a daily basis with a listing of all Post-Event Accounts, together with copies of all shipping receipts, invoices, credits, collections and other adjustments issued in connection with Post-Event Accounts;

                (c) Regardless of the relative times of attachment or perfection thereof or the order of filing of financing statements or other security documents, the liens and security interests of the Trustee for and on behalf of the Noteholders in the Post-Event Accounts shall at all times be first priority liens, senior to the liens and security interests of First Bank in the Post-Event Accounts; and

                (d) The Loan Parties' right to sell Inventory pursuant to this Section F.1 shall be automatically terminated upon an Event of Default described in clause (8) or (9) of Section 6.1 of the Indenture and may be terminated at any time by the Trustee upon written notice by the Trustee to the Loan Parties and First Bank given no earlier than ninety (90) days following the occurrence of a Liquidating, Event.

        2.      Application of Payments and Proceeds.

                (a) Proceeds of Accounts; Daily Reports. The Trustee hereby acknowledges that in accordance with the Facility Documents, the proceeds of Accounts shall be remitted directly to one or more lock boxes or deposit accounts maintained at a location or locations acceptable to First Bank or elsewhere in First Bank's dominion and control. The proceeds of all Accounts, other than the Post-Event Accounts, and other First Bank Primary Collateral may be remitted to or retained by First Bank and shall be applied to the First Bank Indebtedness, until all obligation under the First Bank Indebtedness shall have been paid in full and any amounts remaining thereafter shall be paid to the Trustee and applied to the Note Indebtedness. The proceeds of all Post-Event Accounts shall be paid by the Loan Parties to the Trustee daily, in accordance with the terms of the Note Documents, if received by the Loan Parties, or turned over by First Bank to the Trustee daily as collected, if received by First Bank, and shall be applied to the Note Indebtedness, until all obligations under the
Note Indebtedness shall have been paid in full, and thereafter shall be paid to or retained by First Bank and applied to the First Bank Indebtedness (unless otherwise required by law), until all obligations under the First Bank Indebtedness shall have been paid in full.

                (b) Determination of Application of Accounts and Post-Event Accounts. Any payment on an Account that specifically identifies an Account (by reference to the applicable invoice number or other identifying information, such as the name of the account debtor, date, amount or otherwise) shall be applied to such Account. If such identifying information is lacking and the Loan Parties, First Bank and the Trustee are unable to agree as to whether any particular payment is to be applied on a Post-Event Account or on any other Account, then each payment by an account debtor shall be applied to such account debtor's outstanding Accounts in the order of the invoice dates shown on the invoices issued to such account debtor, beginning with the invoice showing the oldest invoice date for purposes of determining sharing of proceeds.

                (c) Proceeds of Other Collateral. The proceeds of the First Bank Primary Collateral shall be applied in the following order: (1) to the First Bank Indebtedness until all obligations thereunder have been paid in full and the Facility Documents have been terminated; and (2) to the Note Indebtedness until all obligations thereunder shall have been paid in full and the Note Documents have been terminated. The proceeds of the Noteholders' Primary Collateral shall be applied in the following order: (1) to the Note Indebtedness until all obligations thereunder have been paid in full; and (2) to the extent consisting of proceeds of Inventory, to the First Bank Indebtedness until all obligations thereunder shall have been paid in full. All amounts remaining after the indefeasible payment in full of the First Bank Indebtedness and the Note Indebtedness shall be paid to the Loan Parties, their successors and assigns, or to whoever may be lawfully entitled to receive the same.

        G.     Collateral Agents.

               1. First Bank as Bailee and Collateral Agent. First Bank hereby agrees that it will hold each item of First Bank Primary Collateral coming into its possession (including any lock boxes or deposit accounts within its dominion and control) on its own behalf and on behalf of the Trustee and the Noteholders as bailee or as agent to perfect the security interest of the Trustee on behalf of each Noteholder therein, subject to this Agreement, and further acknowledges receipt of notification of the Trustee's and each Noteholder's interest, as a secured party, in the First Bank Primary Collateral, as required by Section 9-305 of the Uniform Commercial Code as in effect in any applicable jurisdiction. Except as expressly provided or required by any of the terms, conditions or provisions of this Agreement, the Note Documents, First Bank shall not voluntarily take any action to release, or voluntarily execute any document for the purpose of releasing, all or any portion of the security interest of the Trustee on behalf of the Noteholders in any First Bank Primary Collateral. Upon the occurrence of Liquidating Event, the Trustee shall have the right, but not the obligation, at any time to (a) require the Loan Parties and First Bank to deliver to the Trustee all documents, instruments and chattel paper relating to any Post-Event Account the possession of which is required to perfect a security interest therein and (b) take such additional action as may be required under applicable law to perfect its security interest in any lock boxes or deposit accounts containing the proceeds of Post-Event Accounts.

               2. Trustee as Bailee and Collateral Agent. Should any First Bank Primary Collateral come into the possession of the Trustee, the Trustee hereby agrees that it will hold each such item of First Bank Primary Collateral coming into its possession (including any lock boxes or deposit accounts within its dominion and control) on its own behalf and on behalf of First Bank as bailee or as agent to perfect the security interest of First Bank, therein, subject to this Agreement, and further acknowledges receipt of notification of First Bank's interest, as a secured party, in the First Bank Primary Collateral, as required by Section 9-305 of the Uniform Commercial Code as in effect in any applicable jurisdiction. Except as expressly provided or required by any of the terms, conditions or provisions of this Agreement or the Facility Documents, the Trustee shall not voluntarily take any action to release, or voluntarily execute any document for the purpose of releasing, all or any portion of the security interest of First Bank in any First Bank Primary Collateral. Upon the occurrence of Liquidating Event, First Bank shall have the right, but not the obligation, at any time to (a) require the Loan Parties and the Trustee to deliver to First Bank all documents, instruments and chattel paper relating to any Accounts, other than Post-Event Accounts, the possession of which is required to perfect a security interest therein and (b) take such additional action as may be required under applicable law to perfect its security interest in any lock boxes or deposit accounts containing the proceeds of such Accounts.

               H. Continuing Agreement. This Agreement and the obligations of First Bank and the Trustee hereunder shall continue absolute and undiminished and remain in full force and effect notwithstanding, and each of First Bank and the Trustee in its sole discretion and without notice to the other may take, any or all of the following actions: (a) retain or obtain a lien on or security interest in any property of the Loan Parties in addition to the Collateral to secure any of the Indebtedness to the extent (i) in the case of First Bank, not prohibited by the Note Documents, and (ii) in the case of the Trustee, not prohibited by the Facility Documents; (b) retain or obtain the primary or secondary obligation of any obligor, in addition to those now obligated to pay the Indebtedness, for payment of all or any part of such Indebtedness; (c) extend, substitute or renew for one or more periods (whether or not longer than the original period) any of the Indebtedness; (d) release or compromise any obligations of any person or entity to pay the Indebtedness; (e) subject to Section G above, release any lien, encumbrance or security interest on or in, surrender, release or permit any substitution or exchange of, or extend, renew, release, compromise, alter or exchange all or any part of the Collateral or any other property) which may from time to time secure any Indebtedness; (f) make additional loans, advances or other financial accommodations to the Loan Parties or (g) modify, amend, waive or release any of the terms of their respective loan or note documents.

               I. No Warranties. Neither First Bank nor the Trustee makes to the other any representation or assumes any responsibility in respect to the execution, construction, or enforcement of any obligation, agreement, or instrument of security, or other document executed by the Loan Parties. Neither First Bank nor the Trustee shall be liable or answerable to the other for anything whatsoever in connection with this Agreement except for its willful misconduct or gross negligence, and neither First Bank nor the Trustee shall have duties or obligations other than those provided herein. First Bank and the Trustee shall each be entitled to rely on an opinion of counsel in relation to this Agreement and upon statements and communications believed by it to be authentic received from the Loan Parties or from any other person and shall not be liable for any action taken or omitted in good faith on such reliance.

                J. Cooperation. In the event of a foreclosure or other realization on the Collateral by First Bank or the Trustee in accordance with the terms of this Agreement and the Facility Documents or the Note Documents, as the case may be, each party agrees to cooperate with the other and to take such action so that any purchaser of the Collateral shall take such Collateral free and clear of each party's interest therein.

                K. Further Assurances. Each of the Loan Parties, First Bank and the Trustee, for itself and its successors and assigns as holders of any First Bank Indebtedness or Note Indebtedness, as applicable, covenants to execute and deliver to the others, in each case at Borrower's expense, such further instruments and to take such further action as First Bank or the Trustee may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

                L. Notices. Any notice or other communication in connection with this Agreement shall be in writing and shall be hand delivered or sent by certified mail, return receipt requested, express, courier service or telecopier or facsimile, in all cases with postage or other charges paid by the sender, and shall be addressed as provided below:



                 If to Borrower or any Guarantor, at the following address:

                         Data Documents, Inc.
                         4205 South 96th Street
                         Omaha, Nebraska 68127-1290
                         Attention:  Mr. Joseph C. Addison, Vice President
                         Telecopier: (402) 339-9270


                 with a copy to:

                         Gibson, Dunn & Crutcher
                         333 South Grand Ave.
                         Los Angeles, California 90071
                         Attention:  Kenneth M. Doran, Esq.
                         Telecopier: (213) 229-7520

                 If to First Bank, at the following address:

                         First Bank National Association
                         17th and Farnam Streets
                         Omaha, Nebraska 68102
                         Attention:  Mr. Lawrence F. Uebner, Vice President
                         Telecopier:  (402) 348-6841

                 with a copy to:

                         Baird, Holm, McEachen, Pedersen, Hamann & Strasheim 1500 Woodmen Tower
                         Omaha, Nebraska          68102
                         Attention:  Charles J. Addy, Esq.
                         Telecopier: (402) 231-8554

                 If to the Trustee, at the following address:

                         Bank of New York
                         101 Barclay Street
                         Floor 21 West
                         New York, New York 10286
                         Attention:  Corporation Trust Administration
                 or at such other addresses as the addressee shall have specified by notice given in compliance with this Section. Notices shall be deemed given upon receipt by the party to whom such notice is directed.

               M. Successors; Continuing Effect etc. This Agreement is being entered into for the benefit of the holders of the First Bank Indebtedness and the Note Indebtedness, and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect so long as there is any indebtedness outstanding or any obligation to fund or advance any funds with respect to the First Bank Indebtedness and the Note Indebtedness.

               N. Miscellaneous. This Agreement, which may be executed in any number of counterparts, shall be governed by and construed in accordance with the internal laws of the State of Nebraska without regard to conflict of laws. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Borrower shall reimburse each of the holders of the First Bank Indebtedness and the Note Indebtedness upon demand for all costs and expenses (including attorneys' fees, paralegal charges and appellate fees, expenses and costs (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff)) paid or incurred by such holder of the First Bank Indebtedness or of the Note Indebtedness in connection with any enforcement of this Agreement against Borrower. First Bank and the Noteholders each hereby acknowledges and agrees that its respective obligations to the other hereunder and the rights and benefits of each hereunder do not give rise to any suretyship rights or duties as among First Bank and the Noteholders, and each of First Bank and the Noteholders hereby waives and renounces with respect to the other, any such rights, defenses, or claims which it may have, whether at law or in equity, including, without limitation, any rights to require marshalling of any collateral or to otherwise seek satisfaction from any particular assets of Borrower or from any third party.

               O.      Jurisdiction and Venue; Waiver of Jury Trial;
Arbitration.




               1. Consent to Jurisdiction and Venue; Service of Process. First Bank and the Noteholders each agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of or relating to this Agreement may be commenced in the District Court of Douglas County in the State of Nebraska or in the United States District Court for the District of Nebraska, and First Bank and the Trustee on behalf of the Noteholders each consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. First Bank and the Trustee on behalf of the Noteholders each hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to First Bank and the Trustee at the address and in the manner specified in this Agreement or as otherwise provided by the laws of the State of Nebraska or the United States. Should First Bank or the Trustee fall to appear or answer any summons, complaint, process, or papers so served within thirty
(30) days after the mailing or other service thereof, it shall be deemed in default and an order or judgment may be entered against it as demanded or prayed for in such summons, complaint, process, or papers. The choice of forum set forth in this Section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

                2. WAIVER OF JURY TRIAL, ETC. FIRST BANK AND THE TRUSTEE ON BEHALF OF THE NOTEHOLDERS EACH HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN FIRST BANK AND THE TRUSTEE. FIRST BANK AND THE TRUSTEE EACH CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

                P. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart of the Agreement by each of the parties hereto.



                IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first above written.





                                               FIRST BANK:

                                               FIRST BANK NATIONAL ASSOCIATION,
                                               a National banking association


                                               By:_____________________________
                                                  Name:________________________
                                                  Title:_______________________



                                               TRUSTEE:

                                               BANK OF NEW YORK


                                               By:_____________________________
                                                  Name:________________________
                                                  Title:_______________________











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

Data Documents, Inc., a Nebraska corporation, PBF Washington, Inc., a Washington corporation, Cal Emblem Labels, Inc., a California corporation, and Data Documents, Incorporated, a Delaware corporation, collectively referred to in the foregoing Intercreditor Agreement (the "Agreement") as the Loan Parties, each hereby acknowledges that it has received a copy of the Agreement and consents thereto, and agrees to recognize all priorities and other rights granted thereby to the parties thereto, and will do no act and will perform no obligation that is not in accordance with the priorities and agreements set forth in the Agreement. Each of the Loan Parties further agrees that upon receipt of notice of a Liquidating Event from either of First Bank or the Trustee, each of the Loan Parties shall create and maintain the Post-Event Accounts Database, as well as provide First Bank and the Trustee with daily listings of the Post- Event Accounts (together with all shipping receipts and invoices issued in connection with those Post-Event Accounts), all as provided for in Section F of the Agreement.




DATA DOCUMENTS, INC.,
a Nebraska corporation



By: ____________________________
    Name: ______________________
    Title: _____________________




PBF WASHINGTON, INC.,
a Washington corporation




By: ____________________________
Name: __________________________
Title: _________________________



CAL EMBLEM LABELS, INC.,
a California corporation


By: ____________________________
Name: __________________________
Title: _________________________



DATA DOCUMENTS, INCORPORATED,
a Delaware corporation



By: ____________________________
Name: __________________________
Title: _________________________










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